UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2008

CAPMARK FINANCIAL GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	333-146211	91-1902188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

411 Borel Avenue, Suite 320 San Mateo, California		94402
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 572-6600

Not applicable.
(Former names or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A amends Item 5.02(e) of the Current Report on Form 8-K filed by Capmark Financial Group Inc. with the Securities and Exchange Commission on September 30, 2008.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           In connection with the resignation of D. Steven Lin from his position as Executive Vice President, Asian Operations, which was effective on September 30, 2008, Capmark Financial Group Inc. (the “Company”), Capmark Finance Inc. and Mr. Lin entered into a Confidential Release and Waiver of Claims dated October 3, 2008 (the “Release”).  The Release provides for (i) Mr. Lin’s release and waiver of claims against the Company and its affiliates; (ii) payment of release consideration to Mr. Lin in the amount of $600,000, which includes release of an outstanding deferred incentive compensation award; and (iii) agreements regarding non-disparagement of the Company and its affiliates, non-solicitation of employees of the Company or its affiliates and non-disclosure of confidential information relating to the Company or its affiliates.  The foregoing summary of the Release is qualified in its entirety by reference to the text of the Release, a copy of which is attached as an exhibit hereto and which is incorporated herein by reference.

Following Mr. Lin’s resignation, Michael I. Lipson, Executive Vice President, Servicing, has assumed the role of overall head of Asian Operations. The Company’s Asian lending operations now report to Morgan G. Earnest, II, Executive Vice President, North American Lending and Mortgage Banking and European Operations, and the Company’s Chinese and Japanese real estate equity investments operations now report to Barry S. Gersten, Executive Vice President, North American Lending and Mortgage Banking, European Operations and Investments and Funds Management. All other business units in Asia now report directly to Mr. Lipson.

Item 9.01 Financial Statements and Exhibits.

 (d)           Exhibits

Exhibit No.	Description

10.1	Confidential Release and Waiver of Claims by and between D. Steven Lin, Capmark Financial Group Inc. and Capmark Finance Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Capmark Financial Group Inc.

/s/ Thomas L. Fairfield
Date: October 6, 2008	Name:	Thomas L. Fairfield
	Title:	Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Confidential Release and Waiver of Claims by and between D. Steven Lin, Capmark Financial Group Inc. and Capmark Finance Inc.